Ivy Variable Insurance Portfolios

Supplement dated October 13, 2016 to the

Ivy Variable Insurance Portfolios Statement of Additional Information

dated April 29, 2016

as supplemented September 30, 2016

The following information supplements and supersedes any contrary information in the statement of additional information:

Name Change

Effective October 14, 2016, the name of Ivy VIP Money Market is changed to Ivy VIP Government Money Market.

Statement of Additional Information Changes

Effective October 14, 2016, the Statement of Additional Information is revised as follows:

The following replaces the “The Portfolios, Their Investments, Related Risks and Restrictions — Ivy VIP Money Market” section on page 4:

Ivy VIP Government Money Market

As a money market fund that uses the amortized cost method of valuing its portfolio securities, the Portfolio must comply with Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). On July 23, 2014, the Securities and Exchange Commission (SEC) adopted final rules governing the structure and operations of money market funds. Among other things, the final rules (1) require “institutional prime money market funds” (money market funds that do not meet the definitions of a retail money market fund or a government money market fund) to price their shares using current market values of their portfolio securities (i.e., float their NAV); (2) permit a board of a money market fund to impose liquidity fees and redemption gates depending on the percentage of a fund’s “weekly liquid assets”; and (3) amend money market fund diversification, stress testing and disclosure requirements. Under the final rules, government money market funds are not required to float their NAV or to make themselves subject to liquidity fees or redemption gates.

The Portfolio intends to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7. As a government money market fund, the Portfolio will invest, under normal circumstances, at least 99.5% of its total assets in: (1) debt securities issued or guaranteed by the U.S. government or certain U.S. government agencies or instrumentalities (government securities), (2) repurchase agreements that are fully collateralized by cash and/or government securities, and/or (3) cash. In addition, as a government money market fund, the Portfolio will continue to seek to maintain a stable NAV of $1.00 per share. Government money market funds also are exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. While the Board may elect in the future to subject the Portfolio to liquidity fees or redemption gates, the Board has not elected to do so at this time and has no current intention to do so.

The Portfolio may invest in the other instruments listed below, provided such investments are consistent with its 99.5% policy:

(1)	Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers’ acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation. A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

(2)	Commercial Paper Obligations Including Floating Rate Securities and Variable Rate Master Demand Notes: Commercial paper that IICO has determined presents minimal credit risks. A floating rate security has an interest rate that changes whenever there is a change in a designated base rate. A variable rate master demand note represents a purchasing/selling arrangement of short-term promissory notes under a letter agreement between a commercial paper issuer and an institutional investor.

(3)	Corporate Debt Obligations: Corporate debt obligations that IICO has determined present minimal credit risks.

Supplement	Statement of Additional Information	1

(4)	Foreign Obligations and Instruments: Subject to the diversification requirements applicable to the Portfolio under Rule 2a-7, the Portfolio may invest in foreign bank obligations, obligations of foreign branches of U.S. banks, obligations guaranteed by a bank or a corporation in whose obligations the Portfolio may invest and commercial paper of an approved foreign issuer. Each of these obligations must be U.S. dollar-denominated. Investments in obligations of U.S. branches of foreign banks will be considered to be U.S. securities if IICO has determined that the nature and extent of Federal and state regulation and supervision of the branch in question is substantially equivalent to Federal and state chartered or U.S. banks doing business in the same jurisdiction.

(5)	Municipal Securities: Municipal securities that IICO has determined present minimal credit risks and are otherwise permissible under Rule 2a-7.

(6)	Certain Other Obligations: Obligations other than those listed in (1) through (5) only if any such other obligation is guaranteed as to principal and interest by either a bank in whose obligations the Portfolio may invest (see (1) above) or a corporation in whose commercial paper the Portfolio may invest (see (2) above) and otherwise permissible under Rule 2a-7.

In accordance with Rule 2a-7, the Portfolio: will invest in securities with a remaining maturity of not more than 397 calendar days, must maintain a dollar-weighted average portfolio maturity that does not exceed 60 calendar days and must maintain a dollar-weighted average life that does not exceed 120 calendar days.

The value of the obligations and instruments in which the Portfolio invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Portfolio buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term debt obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

The SEC also adopted amendments to Rule 2a-7 and Form N-MFP to remove references to credit ratings, and, instead of imposing limits on the credit quality ratings of securities held by money market funds, permit a money market fund to invest in a security only if the fund determines that the security presents minimal credit risks after analyzing certain prescribed factors.

The third sentence in the first paragraph of the “The Portfolios, Their Investments, Related Risks and Restrictions — Indexed Securities and Structured Notes” section on page 12 is deleted.

The following is inserted as a new bullet point following the last bullet point of the “The Portfolios, Their Investments, Related Risks and Restrictions — Non-Fundamental Investment Restrictions — “Name Rule” investments:” section on page 44:

•	Ivy VIP Government Money Market’s Net Assets will be invested in U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities.

The following replaces the second paragraph in the “The Portfolios, Their Investments, Related Risks and Restrictions — Non-Fundamental Investment Restrictions — Other Current Restrictions” section on page 45:

Ivy VIP Government Money Market may not purchase the securities of any one issuer (other than U.S. government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7; provided, however, the Portfolio may invest up to 25% of its total assets in securities of a single issuer for a period of up to 3 business days after the purchase.

2	Statement of Additional Information	Supplement